                                                                    Exhibit 99.3

CORESTATES FINANCIAL CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share amounts)

                                                              Year Ended December 31,
                                                        -----------------------------------
INTEREST INCOME                                             1994        1993        1992
                                                        -----------  ----------  ----------
Interest and fees on loans:
  Taxable income.....................................    $1,675,532  $1,553,865  $1,609,209
  Tax exempt income..................................        22,818      31,150      38,554
Interest on investment securities:
  Taxable income.....................................       140,379     185,866     216,074
  Tax exempt income..................................        16,552      19,304      22,777

Interest on time deposits in banks...................        66,389      44,340      58,613
Interest on Federal funds sold, securities purchased
  under agreements to resell and other...............         7,857       7,339      16,611
                                                        -----------  ----------  ----------
    Total interest income............................     1,929,527   1,841,864   1,961,838
                                                        -----------  ----------  ----------
INTEREST EXPENSE
Interest on deposits:
  Domestic savings...................................       139,703     149,094     230,166
  Domestic time (Note 9).............................       196,869     212,471     311,970
  Overseas branches and subsidiaries.................        28,286      18,248      28,319
                                                        -----------  ----------  ----------
    Total interest on deposits.......................       364,858     379,813     570,455
Interest on short-term funds borrowed (Note 10)......        85,123      67,001      60,480
Interest on long-term debt (Note 11).................        90,177      69,779      78,425
                                                        -----------  ----------  ----------
    Total interest expense...........................       540,158     516,593     709,360
                                                        -----------  ----------  ----------
    Net interest income..............................     1,389,369   1,325,271   1,252,478
Provision for losses on loans (Note 7)...............       246,900     121,201     160,250
                                                        -----------  ----------  ----------
    Net interest income after provision for
     losses on loans.................................     1,142,469   1,204,070   1,092,228
                                                        -----------  ----------  ----------
NON-INTEREST INCOME
Service charges on deposit accounts..................       180,676     179,428     163,132
Trust income.........................................        97,362     101,793      96,731
Fees for international services......................        79,682      69,432      60,247
Debit and credit card fees...........................        64,585      61,717     152,078
Income from investment in EPS, Inc. (Note 20)........        31,800      13,159           -
Gains on trading account securities..................         2,347       2,254       1,836
Securities gains (Note 5)............................        18,753      16,110      13,805
Other gains (Notes 6 and 20).........................         1,900      11,000      41,072
Other operating income...............................        90,435     119,137      81,763
                                                        -----------  ----------  ----------
    Total non-interest income........................       567,540     574,030     610,664
                                                        -----------  ----------  ----------
NON-FINANCIAL EXPENSES
Salaries, wages and benefits (Notes 12 and 13).......       631,134     622,969     627,904
Net occupancy (Notes 8 and 14).......................       117,516     114,951     112,765
Equipment expenses (Note 8)..........................        77,098      74,844      85,589
Other operating expenses (Note 16)...................       491,813     429,098     480,335
                                                        -----------  ----------  ----------
    Total non-financial expenses.....................     1,317,561   1,241,862   1,306,593
                                                        -----------  ----------  ----------
INCOME BEFORE INCOME TAXES.......................           392,448     536,238     396,299
Provision for income taxes (Note 16).................       143,656     173,809     128,165
                                                        -----------  ----------  ----------
INCOME BEFORE CUMULATIVE EFFECT OF A CHANGE IN
  ACCOUNTING PRINCIPLE..............................        248,792     362,429     268,134
Cumulative effect of a change in accounting
  principle, net of income tax benefits of $1,846
  in 1994, $7,005 in 1993 and $43,760 in 1992........        (3,430)    (13,010)    (84,946)
                                                        -----------  ----------  ----------
NET INCOME.....................................          $  245,362 $   349,419  $  183,188
                                                        ===========  ==========  ==========
PER COMMON SHARE DATA (Based on weighted average
  shares outstanding of 142.498 million in 1994,
  145.398 million in 1993, and 135.813 million
  in 1992)..........................................
Income before cumulative effect of a change in
  accounting principle..............................          $1.75       $2.49       $1.97
                                                              =====       =====       =====
Net Income..........................................          $1.73       $2.40       $1.35
                                                              =====       =====       =====
Cash dividends declared.............................          $1.24       $1.14       $1.02
                                                              =====       =====       =====

See accompanying notes to the financial statements.

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